SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report June 8, 1998

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

      DELAWARE                          1-11234                   76-0380342
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation)                                            Identification)


              1301 McKinney Street, Ste. 3450, Houston, Texas 77010
               (Address of principal executive offices)(zip code)
        Registrant's telephone number, including area code: 713-844-9500

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

             Exhibits:
 Exhibit No.        Description

        1.1 Underwriting Agreement dated as of June 8, 1998 by and among Kinder Morgan Energy Partners, L.P., Kinder Morgan Operating L.P. "A", Kinder Morgan Operating L.P. "B", Kinder Morgan Operating L.P. "C", Kinder Morgan Operating L.P. "D", SFPP, L.P., Kinder Morgan Natural Gas Liquids Corporation, Kinder Morgan CO2, L.L.C., Kinder Morgan G.P., Inc., the
                    Underwriters named in Schedule I thereto, and the Attorney-in-Fact acting on behalf of each of the Selling Unitholders named in Schedule II .


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KINDER MORGAN ENERGY PARTNERS, L.P.

                               By:  Kinder Morgan G.P., Inc.,
                                    Its general partner


                                    By: /s/Clare H. Doyle
                                        -----------------
                                    Name:  Clare H. Doyle
                                    Title: Secretary



Date:   June 12, 1998
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